UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22011

MORGAN STANLEY EMERGING MARKETS DOMESTIC DEBT FUND, INC.
(Exact name of registrant as specified in charter)

522 FIFTH AVENUE NEW YORK, NY			10036
(Address of principal executive offices)			(Zip code)

RANDY TAKIAN 522 FIFTH AVENUE NEW YORK, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-231-2608

Date of fiscal year end:	10/31

Date of reporting period:	10/31/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

INVESTMENT MANAGEMENT

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (EDD)

Morgan Stanley

Investment Management Inc.

Investment Adviser

Annual Report

October 31, 2009

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the year ended October 31, 2009, the Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the “Fund”) had total returns of 42.32%, based on net asset value, and 57.23% based on market value per share (including reinvestment of distributions), compared to its benchmark, the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index (the “Index”), which returned 32.34%. On October 31, 2009, the closing price of the Fund’s shares on the New York Stock Exchange was $13.75, representing a 15.0% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•

After the Lehman Brothers bankruptcy in late third quarter of 2008 and the associated freezing of credit markets, investor confidence plummeted, risk appetite collapsed, and forced selling of all sorts of risky assets ensued. Emerging market countries endured a series of shocks including manic deleveraging, an unprecedented drop in commodity prices, and a sharp contraction in developed market growth.

•

The first months of 2009 were characterized by unprecedented government intervention in the financial markets with policy moves ranging from bank nationalization to fiscal and monetary activism. Widespread easing of monetary policy by numerous governments around the world complemented this fiscal support, while monetary authorities that had limited scope for further rate cuts moved to quantitative easing (QE). In addition, leaders from the G-20 pledged to support a package of measures which provided funding of over $1 trillion to contain the global downturn.

•

The second quarter of 2009 was characterized by signs of a rebound in economic activity (so-called “green shoots”) and increased risk appetite in the financial markets. Financial conditions improved and markets started to normalize. Emerging markets domestic debt staged a strong rally, benefiting from expectations that downside risks for the global economy had diminished. This “market normalization” was driven by the massive injection of liquidity on the part of world’s central banks, the sharp easing of monetary policy, and the recent stabilization of supply side variables such as industrial production. However, the real economy remained stressed.

•

During the third quarter, investors remained focused on exit strategies for both monetary and fiscal policy. We believe this will continue generating swings in market expectations, and therefore in the foreign exchange (FX) markets, before central banks eventually enter the tightening phase.

•

Inflows to the emerging markets have accelerated in the third quarter, especially in the month of September. According to Emerging Portfolio, a fund flows and allocations data tracking service, total net emerging market-dedicated bond fund inflows were $5.818 billion year-to-date through November 20, 2009.

Management Strategies

•

Positive contributors to the Portfolio’s relative returns during the 12-month period included overweight exposures to Colombia and Venezuelan U.S.-denominated debt as well as security selection in Russia. An underweight exposure to the Polish zloty also

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Overview (unaudited)

Letter to Stockholders (cont’d)

aided relative returns. Conversely, detractors from relative performance were exposures to the Mexican peso, Brazilian real, and an underweight to the South African rand.

•	During the review period, the Portfolio maintained an average interest rate duration slightly longer (by 0.10 years) than that of the Index.

•	The Portfolio held an approximate 4% weighting in corporate credits in the fiscal year.

•

The largest country and currency overweights in the Portfolio relative to the Index for the period were Mexico, Brazil and Turkey. The largest underweights for both country exposure and currency were Poland and South Africa.

Sincerely,

Randy Takian
President and Principal Executive Officer	November 2009

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009 (unaudited)

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Directors reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the investment advisory and management agreement, including portfolio management, investment research and equity and fixed income securities trading. The Directors also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser’s expense. (The advisory and administration agreements together are referred to as the “Management Agreement.”) The Directors also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Directors by Lipper Inc. (“Lipper”).

The Directors reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Directors determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Directors concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Directors also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance, Fees and Expenses of the Fund

The Directors reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Directors discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Directors and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance as of December 31, 2008, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Directors and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Directors noted that the Fund’s performance was better than its peer group average for the one-year period and the period since the end of April 2007, the inception of the Fund. The Directors discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Directors also reviewed the Fund’s total expense ratio. The Directors noted that the management fee and total expense ratio were higher than the peer group average. After discussion, the Directors concluded that the total expense ratio and management fee were acceptable given the services provided, and that the Fund’s performance was competitive with the peer group average.

Economies of Scale

The Directors considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser’s profitability, the Directors discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Directors considered that, with respect to closed-end funds, the assets are not likely to

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009 (unaudited)

Investment Advisory Agreement Approval (cont’d)

grow with new sales or grow significantly as a result of capital appreciation. The Directors concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Directors considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Directors have determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Directors considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Directors reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Directors have determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Directors considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Directors also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Directors’ confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Directors concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Directors considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Directors concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Directors did not give particular weight to any single factor referenced above. The Directors considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009

Portfolio of Investments

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
DEBT INSTRUMENTS (96.3%)
Brazil (16.6%)
Sovereign (16.6%)
Brazil Notas do Tesouro Nacional,
10.00%, 7/1/10	BRL	109,030	$62,243
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/14		311,727	162,586
			224,829
Colombia (2.6%)
Sovereign (2.6%)
Republic of Colombia,
9.85%, 6/28/27	COP	40,000,000	22,402
12.00%, 10/22/15		20,000,000	12,122
			34,524
Hungary (10.5%)
Sovereign (10.5%)
Republic of Hungary,
6.75%, 2/24/17	HUF	10,896,620	56,112
7.25%, 6/12/12		1,776,500	9,515
8.00%, 2/12/15		13,729,840	75,646
			141,273
Indonesia (13.6%)
Corporate (0.3%)
Pindo Deli Finance Mauritius,
Tranche A, Zero Coupon, 4/28/15 (a)(b)		$137	32
Tranche A, Zero Coupon, 4/28/15 (a)(b)(c)(d)		1,391	327
Tranche B, Zero Coupon, 4/28/18 (a)(b)(c)(d)		8,336	959
Tranche C, Zero Coupon, 4/28/25 (a)(b)(c)(d)		2,227	33
Tjiwi Kimia Finance Mauritius Ltd.,
Tranche A, Zero Coupon, 4/28/15 (a)(b)		627	144
Tranche A, Zero Coupon, 4/28/15 (a)(b)(c)(d)		4,152	955
Tranche B, Zero Coupon, 4/28/18 (a)(b)(c)(d)		9,360	1,732
Tranche C, Zero Coupon, 4/28/27 (a)(b)(c)(d)		998	15
			4,197
Sovereign (13.3%)
Barclays Bank plc, Indonesia Government Bonds, Credit Linked Notes,
10.00%, 7/15/17	IDR	750,000,000	78,510
Credit Suisse, Indonesia Government Bonds, Credit Linked Notes,
10.00%, 7/15/17		154,683,530	16,192
JPMorgan Chase & Co., London, Indonesia Government Bonds, Credit Linked Notes,
10.00%, 7/15/17		192,525,000	20,154
Republic of Indonesia,
6.88%, 1/17/18		$5,000	5,362
6.88%, 1/17/18 (d)		7,000	7,508
11.63%, 3/4/19 (d)		26,315	36,446
UBS AG, Republic of Indonesia Government Bonds, Credit Linked Notes,
11.50%, 9/15/19	IDR	135,000,000	15,287
			179,459
			183,656
Malaysia (4.6%)
Sovereign (4.6%)
Government of Malaysia,
3.72%, 6/15/12	MYR	85,000	25,444
3.83%, 9/28/11		105,030	31,513
5.09%, 4/30/14		18,200	5,639
			62,596
Mexico (16.1%)
Sovereign (16.1%)
Mexican Bonos,
7.75%, 12/14/17	MXN	1,115,924	83,612
8.00%, 12/17/15		101,200	7,800
9.50%, 12/18/14		360,000	29,664
10.00%, 12/5/24 - 11/20/36		1,111,800	96,477
			217,553
Peru (1.1%)
Sovereign (1.1%)
Peru Government Bond,
7.84%, 8/12/20	PEN	36,000	14,618

6	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
Russia (0.7%)
Sovereign (0.7%)
Russian Federation (Registered),
7.50%, 3/31/30 (e)(f)		$8,695	$9,761

South Africa (4.9%)
Sovereign (4.9%)
Republic of South Africa,
7.25%, 1/15/20	ZAR	442,000	49,367
8.00%, 12/21/18		140,000	16,814
			66,181
Thailand (5.6%)
Sovereign (5.6%)
Kingdom of Thailand,
4.25%, 3/13/13	THB	1,597,940	49,715
5.25%, 7/13/13 - 5/12/14		795,100	25,528
			75,243
Turkey (15.8%)
Sovereign (15.8%)
Republic of Turkey,
Zero Coupon,
1/13/10 - 5/11/11	TRY	316,262	193,511
9.95%, 2/15/12		16,952	12,675
16.00%, 3/7/12		9,340	7,071
			213,257
Venezuela (4.2%)
Sovereign (4.2%)
Republic of Venezuela,
9.25%, 9/15/27 - 5/7/28		$64,500	47,128
9.38%, 1/13/34		7,500	5,456
10.75%, 9/19/13		5,000	4,788
			57,372
TOTAL DEBT INSTRUMENTS (Cost $1,314,892)			1,300,863

LOANS (2.6%)
Colombia (1.1%)
Corporate (1.1%)
MFI WWB Cali,
12.50%, 2/28/11 (c)(g)	COP	15,103,760	7,550
MFI WWB Popoyan,
12.50%, 2/28/11 (c)(g)		13,215,790	6,606
			14,156
Kazakhstan (0.4%)
Corporate (0.4%)
MFI KMF,
15.50%, 2/28/11 (c)(g)	KZT	905,197	5,764

Mexico (0.9%)
Corporate (0.9%)
MFI Finsol,
14.00%, 2/28/11 (c)(g)	MXN	161,685	12,245

Peru (0.2%)
Corporate (0.2%)
MFI Confranz,
10.40%, 2/28/11 (c)(g)	PEN	8,672	2,981
TOTAL LOANS (Cost $40,569)			35,146

Shares
SHORT-TERM INVESTMENTS (1.1%)
United States (0.6%)
Investment Company (0.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (h)	7,565,467	7,565

	Face Amount (000)
United States (0.5%)
U.S. Treasury Security (0.5%)
U.S. Treasury Bill,
0.00%, 11/12/09 (i)	$7,250	7,250
TOTAL SHORT-TERM INVESTMENTS (Cost $14,815)		14,815
TOTAL INVESTMENTS (100.0%) (Cost $1,370,276)		1,350,824
LIABILITIES IN EXCESS OF OTHER ASSETS		(179,304)
NET ASSETS		$1,171,520

(a)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on October 31, 2009.
(b)	Issuer is in default.
(c)	Security has been deemed illiquid at October 31, 2009.
(d)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

The accompanying notes are an integral part of the financial statements.	7

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

(e)	Denotes all or a portion of securities subject to repurchase under the Reverse Repurchase Agreements as of October 31, 2009.
(f)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of October 31, 2009. Maturity date disclosed is the ultimate maturity date.
(g)

At October 31, 2009, the Fund held approximately $35,146,000 of fair valued securities, representing 3.0% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund’s Directors.

(h)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(i)	Rate shown is the yield to maturity at October 31, 2009.

Foreign Currency Exchange Contracts Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
BRL	190,000	$107,835	11/4/09	USD	105,591	$105,591	$(2,244)
BRL	190,000	107,215	12/2/09	USD	108,951	108,951	1,736
USD	109,637	109,637	11/4/09	BRL	190,000	107,835	(1,802)
USD	2,884	2,884	11/4/09	COP	5,799,966	2,899	15
USD	2,899	2,899	11/4/09	COP	5,824,709	2,911	12
USD	5,790	5,790	11/4/09	COP	11,649,418	5,823	33
USD	12,057	12,057	11/4/09	COP	24,329,500	12,161	104
USD	5,319	5,319	11/4/09	HUF	983,256	5,265	(54)
USD	14,182	14,182	11/4/09	HUF	2,619,922	14,028	(154)
USD	44,697	44,697	1/14/10	RUB	1,343,590	45,276	579
		$412,515				$410,740	$(1,775)

BRL —	Brazilian Real
COP —	Colombian Peso
HUF —	Hungarian Forint
IDR —	Indonesian Rupiah
KZT —	Kazakhstan Tenge
MXN —	Mexican Peso
MYR —	Malaysian Ringgit
PEN —	Peruvian Sol
RUB —	Russian Ruble
THB —	Thailand Baht
TRY —	Turkish Lira
USD —	United States Dollar
ZAR —	South African Rand

Futures Contracts:

The Fund had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Short:
U.S. Treasury 10 yr. Note	628	$74,487	Dec-09	$(881)

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2009. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Debt Instruments
Corporate	$—	$4,197	$—	$4,197
Sovereign	—	1,296,666	—	1,296,666
Total Debt Instruments	—	1,300,863	—	1,300,863

8	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

Fair Value Measurement Information: (cont’d)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Foreign Currency Exchange Contracts	$—	$2,479	$—	$2,479
Loans	—	—	35,146	35,146
Short-Term Investments
Investment Company	7,565	—	—	7,565
U.S. Treasury Security	—	7,250	—	7,250
Total Short-Term Investments	7,565	7,250	—	14,815
Total Assets	7,565	1,310,592	35,146	1,353,303
Liabilities:
Foreign Currency Exchange Contracts	—	4,254	—	4,254
Futures Contracts	881	—	—	881
Reverse Repurchase Agreement	—	7,565	—	7,565
Total Liabilities	881	11,819	—	12,700
Total	$6,684	$1,298,773	$35,146	$1,340,603

Fair Value Measurement Information: (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Loans (000)
Balance as of 10/31/08	$34,807
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	339
Net purchases (sales)	—
Net transfers in and/or out of Level 3	—
Balance as of 10/31/09	$35,146
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 10/31/09.	$339

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	96.0%
Other*	2.9
Short-Term Investments	1.1
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.	9

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009

Financial Statements

Statement of Assets and Liabilities

October 31, 2009 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,362,711)	$1,343,259
Investment in Security of Affiliated Issuer, at Value (Cost $7,565)	7,565
Total Investments in Securities, at Value (Cost $1,370,276)	1,350,824
Cash	135
Receivable for Investments Sold	51,729
Interest Receivable	33,857
Unrealized Appreciation on Foreign Currency Exchange Contracts	2,479
Receivable for Lehman Brothers Closed Reverse Repurchase Transactions	2,432
Foreign Currency, at Value (Cost $1,869)	1,874
Due from Broker	1,282
Receivable from Affiliate	2
Dividends Receivable	2
Other Assets	520
Total Assets	1,445,136
Liabilities:
Payable For:
Line of Credit	216,589
Investments Purchased	43,569
Reverse Repurchase Agreements	7,572
Investment Advisory Fees	1,184
Custodian Fees	168
Administration Fees	96
Professional Fees	95
Unrealized Depreciation on Foreign Currency Exchange Contracts	4,254
Other Liabilities	89
Total Liabilities	273,616
Net Assets
Applicable to 72,431,536 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$1,171,520
Net Asset Value Per Share	$16.17
Net Assets Consist of:
Common Stock	$724
Paid-in Capital	1,303,492
Distributions in Excess of Net Investment Income	(1,364)
Accumulated Net Realized Loss	(109,583)
Unrealized Appreciation (Depreciation) on:
Investments	(19,452)
Foreign Currency Exchange Contracts and Translations	(1,416)
Futures	(881)
Net Assets	$1,171,520

10	The accompanying notes are in integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009

Financial Statements (cont’d)

Statement of Operations

Year Ended October 31, 2009 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$122,572
Dividends from Security of Affiliated Issuer	129
Total Investment Income	122,701
Expenses:
Investment Advisory Fees (Note B)	12,989
Administration Fees (Note C)	1,040
Custodian Fees (Note D)	937
Administrative Fees on Line of Credit (Note H)	513
Commitment Fee (Note H)	277
Professional Fees	193
Stockholder Reporting Expenses	67
Proxy Fees	61
Directors’ Fees and Expenses	20
Stockholder Servicing Agent Fees	8
Other Expenses	377
Expenses Before Non Operating Expenses	16,482
Interest Expense on Line of Credit (Note H)	6,242
Interest Expense on Reverse Repurchase Agreements	206
Total Expenses	22,930
Rebate from Morgan Stanley Affiliates (Note G)	(31)
Expense Offset (Note D)	(1)
Net Expenses	22,898
Net Investment Income	99,803
Net Realized Gain (Loss) on:
Investments	45,538
Foreign Currency Exchange Contracts	4,698
Foreign Currency Transactions	(73,754)
Futures Contracts	(1,095)
Swap Agreements	(67,111)
Net Realized Loss	(91,724)
Change in Unrealized Appreciation (Depreciation) on:
Investments	343,627
Foreign Currency Exchange Contracts	(16,098)
Foreign Currency Translations	3,839
Future Contracts	(881)
Swap Agreements	7,909
Change in Unrealized Appreciation (Depreciation)	338,396
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	246,672
Net Increase in Net Assets Resulting from Operations	$346,475

The accompanying notes are in integral part of the financial statements.	11

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009

Financial Statements (cont’d)

Statements of Changes in Net Assets

	Year Ended October 31, 2009 (000)	Year Ended October 31, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$99,803	$155,449
Net Realized Loss	(91,724)	(128,179)
Net Change in Unrealized Appreciation (Depreciation)	338,396	(421,716)
Net Increase (Decrease) in Net Assets Resulting from Operations	346,475	(394,446)
Distributions from and/or in Excess of:
Net Investment Income	(36,497)	(175,774)
Net Realized Gain	—	(6,283)
Return of Capital	(54,324)	—
Total Distributions	(90,821)	(182,057)
Capital Share Transactions:
Additional Expenses Incurred from the 2007 Initial Offering	—	(16)
Repurchase of Shares (853,200 and 33,000 shares)	(8,096)	(582)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(8,096)	(598)
Total Increase (Decrease)	247,558	(577,101)
Net Assets:
Beginning of Period	923,962	1,501,063
End of Period (Including Distributions in Excess of Net Investment Income of $(1,364) and $(29,481))	$1,171,520	$923,962

12	The accompanying notes are in integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009

Financial Statements (cont’d)

Statement of Cash Flows

Year Ended October 31, 2009 (000)
Cash Flows From Operating Activities:
Proceeds from Sales and Maturities of Long-Term Investments	$1,304,452
Purchase of Long-Term Investments	(1,010,874)
Net (Increase) Decrease in Short-Term Investments	2,966
Net (Increase) Decrease in Foreign Currency Holdings	732
Net Realized Gain (Loss) for Foreign Currency Transactions	(69,056)
Net Realized Gain (Loss) on Swap Agreements	(67,111)
Net Realized Gain (Loss) on Futures Contracts	(1,095)
Net Investment Income	99,803
Adjustments to Reconcile Net Investment Income to Net Cash Provided (Used) by Operating Activities:
Net (Increase) Decrease in Receivables Related to Operations	(1,588)
Net (Increase) Decrease in Payables Related to Operations	(1,391)
Accretion/Amortization of Discounts and Premiums	(38,164)
Net Cash Provided (Used) by Operating Activities	218,674
Cash Flows From Financing Activities:
Cash Received for Reverse Repurchase Agreements	71,262
Cash Paid for Reverse Repurchase Agreements	(63,697)
Cash Paid for Line of Credit	(127,500)
Payment for Fund Shares Repurchased	(8,096)
Cash Distributions Paid	(90,821)
Net Cash Provided (Used) for Financing Activities	(218,852)
Net Increase (Decrease) in Cash	(178)
Cash at Beginning of Period	313
Cash at End of Period	$135

Supplemental Disclosure of Cash Flow Information:
Interest Paid on Line of Credit during the Period	$7,324
Interest Paid on Reverse Repurchase Agreements during the Period	199

The accompanying notes are in integral part of the financial statements.	13

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009

Financial Highlights

Selected Per Share Data and Ratios

	Year Ended October 31,		Period from April 24, 2007^ to
	2009	2008	October 31, 2007
Net Asset Value, Beginning of Period	$12.61	$20.47	$19.10
Net Investment Income†	1.37	2.12	0.90
Net Realized and Unrealized Gain (Loss) on Investments	3.40	(7.49)	1.07
Total from Investment Operations	4.77	(5.37)	1.97
Distributions from and/or in excess of:
Net Investment Income	(0.50)	(2.40)	(0.60)
Net Realized Gain	—	(0.09)	—
Return of Capital	(0.75)	—	—
Total Distributions	(1.25)	(2.49)	(0.60)
Anti-Dilutive Effect of Share Repurchase Program	0.04	0.00 ‡	—
Net Asset Value, End of Period	$16.17	$12.61	$20.47
Per Share Market Value, End of Period	$13.75	$9.70	$18.93
TOTAL INVESTMENT RETURN:
Market Value	57.23%	(39.43)%	(2.46	)%#
Net Asset Value(1)	42.32%	(27.22)%	10.77	%#
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$1,171,520	$923,962	$1,501,063
Ratio of Expenses to Average Net Assets	2.20%+	2.80%+	3.24	%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.58%+	1.59%+	2.21	%*+
Ratio of Net Investment Income to Average Net Assets	9.60%+	11.90%+	8.88	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.01	%*
Portfolio Turnover Rate	74%	130%	58	%#

^	Commencement of Operations
(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
#	Not Annualized
*	Annualized
+

The Ratio of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The affect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

14	The accompanying notes are in integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009

Notes to Financial Statements

The Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the “Fund”) was incorporated in Maryland on January 25, 2007 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek a high level of current income, with a secondary investment objective of long-term capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its managed assets in emerging markets domestic debt. To the extent the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to such securities, such investments will be counted for purposes of the Fund’s policy described in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risk of such derivative instruments as described herein.

A.  Significant Accounting Policies:  The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the “Directors”) determine such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009

Notes to Financial Statements (cont’d)

value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund’s liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Portfolio of Investments.

At October 31, 2009, the Fund had a reverse repurchase agreement outstanding with UBS as follows:

Maturity in Less than 365 Days
Value of Securities Subject to Repurchase	$9,542,000
Liability Under Reverse Repurchase Agreement	$7,572,000
Weighted Average Days to Maturity	123.53

The weighted average weekly balance of reverse repurchase agreements outstanding during the year ended October 31, 2009 was approximately $36,661,000 at a weighted average weekly interest rate of 0.84%.

3.              Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

—investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

—investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009

Notes to Financial Statements (cont’d)

(losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s managed assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Such investments may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

4.              Derivatives: The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation depreciation. Upon disposition, a realized gain or loss is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Futures: In respect to futures, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009

Notes to Financial Statements (cont’d)

reflected as part of “Due from (to) Broker” on the Statement of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Options: In respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such as a security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Fund. The Fund may purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of “Total Investments” on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Fund. The Fund may write call and put options on stock indexes, futures, securities or currencies it owns or in which it may invest. Writing put options tend to increase the Fund’s exposure to the underlying instrument. Writing a call options tend to decrease the Fund’s exposure to the underlying instruments. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Any liability recorded is subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps: In respect to swaps, the Fund is subject to equity risk, interest rate risk and credit risk in the normal course of pursuing its investment objectives. A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Most swap agreements

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009

Notes to Financial Statements (cont’d)

provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. In a zero-coupon interest rate swap, payment only occurs at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of floating rate investments been rolled over through the life of the swap. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with “Due from (to) Broker” on the Statement of Assets and Liabilities. Cash collateral has been offset against open swap agreements under the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”) “Balance Sheet” (ASC 210) (formerly known as FIN 39). Offsetting of Amounts Related to Certain Contracts an interpretation of ASC 210-20 (formerly known as APB No. 10 and SFAS 105) and are included within “Swap Agreements, at Value” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain (loss) on swap agreements on the Statement of Operations.

The Fund adopted the provisions of the FASB ASC 815-10, “Derivatives and Hedging” (“ASC 815-10”) (formerly known as SFAS 133-1) and ASC 460-10, “Guarantees” (“ASC 460-10”) (formerly known as FIN 45-4): An Amendment of FASB ASC 815 (formerly known as SFAS 133) and ASC 460 (formerly known as FIN 45), effective November 30, 2008. ASC 815-10 and ASC 460-10 requires the seller of credit derivatives to provide additional disclosure about its credit derivatives. The Fund’s use of swaps may include those based on the credit of an underlying security and commonly referred to as credit default swaps. Where the Fund is the buyer of a credit default swap agreement, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement only in the event of a default by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the agreement and received no benefit from the agreement. When the Fund is the seller of a credit default swap agreement, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009

Notes to Financial Statements (cont’d)

values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities.

Structured Investments: The Fund also may invest a portion of its assets in structured notes and other types of structured investments. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Foreign Currency Forward Contracts: In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Securities Sold Short: The Fund may sell securities short. A short sale is a transaction in which the Fund sells

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009

Notes to Financial Statements (cont’d)

securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Over-the-Counter Trading: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant spreads may exist between bid and ask prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

The Fund adopted the provisions of FASB ASC 815, “Derivatives and Hedging: Overall” (“ASC 815”) (formerly known as SFAS 161), effective December 31, 2008. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of October 31, 2009.

Primary Risk Exposure	Statement of Assets and Liabilities	Foreign Currency Exchange Contracts (000)	Futures Contracts (000)(a)
Assets:
Foreign Currency Contracts Risk	Receivables	$2,479	$—
Liabilities:
Foreign Currency Contracts Risk	Payables	$4,254	$—
Interest Rate Contracts	Payables	—	881
Total Payables		$4,254	$881

(a)          This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statements of Assets and Liabilities only reflect the current day variation margin, receivable/payable to brokers.

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009

Notes to Financial Statements (cont’d)

for the year ended October 31, 2009 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$4,698
Interest Rate Risk	Futures Contracts	(1,095)
Interest Rate Risk	Swaps Agreements	(67,111)
Total		$(63,508)

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$(16,098)
Interest Rate Risk	Futures Contracts	(881)
Interest Rate Risk	Swaps Agreements	7,909
Total		$(9,070)

All open derivative positions at year end are reflected on the Fund’s Portfolio of Investments and the volume of these open positions relative to the net assets of the Fund is generally representative of open positions throughout the reporting period.

5.              Security Lending: At a meeting held on September 23-24, 2009, the Board of Directors authorized the Fund to lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. As of October 31, 2009, there were no securities out on loan.

6.              Fair Value Measurement: In accordance with FASB ASC 820 “Fair Value Measurements and Disclosure” (“ASC 820”) (formerly known as SFAS 157), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•                  Level 1 — quoted prices in active markets for identical securities

•                  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities, are not necessarily an indication of the risk associated with investing in those securities.

7.              Subsequent Events: In accordance with the provisions set forth in FASB ASC 855 “Subsequent Events” (formerly known as SFAS 165), adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements through December 21, 2009. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

8.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009

Notes to Financial Statements (cont’d)

losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date, (except for certain dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Investment Advisory Fees: Morgan Stanley Investment Management Inc. (“MS Investment Management” or the “Adviser”) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund’s average weekly managed assets.

C.  Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly managed assets. Under a sub-administration agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the Administration Agreement, except pricing services and extraordinary expenses, are covered under the administration fee.

D.  Custodian Fees: JPMorgan Chase Bank, N.A., (the “Custodian”) and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances are used to offset a portion of the Fund’s expenses. If applicable, these custodian credits are shown as “Expense Offset” in the Statement of Operations.

E.  Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

FASB ASC 740-10 “Income Taxes — Overall” (formerly known as FIN48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the three year period ended October 31, 2009, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009

Notes to Financial Statements (cont’d)

The tax character of distributions paid from net investment income during the fiscal year ended 2009 and 2008 was as follows.

2009 Distributions Paid From: (000)			2008 Distributions Paid From: (000)
Ordinary Income	Return of Capital	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
$36,497	$54,324	$—	$182,057	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to gains and losses on currency, swap transactions, net operating loss and return of capital, resulted in the following reclassifications among the components of net assets at October 31, 2009:

Increase (Decrease)
Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$(35,189)	$63,368	$(28,179)

At October 31, 2009, the Fund had no distributable earnings on a tax basis.

At October 31, 2009, the U.S. Federal income tax cost basis of investments was approximately $1,381,697,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $30,873,000 of which $57,941,000 related to appreciated securities and $88,814,000 related to depreciated securities.

At October 31, 2009, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $99,041,000 available to offset against future capital gains, of which $65,470,000 will expire on October 31, 2016 and $33,571,000 will expire on October 31, 2017.

F.  Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.  Security Transactions and Transactions with Affiliates: The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the “Liquidity Funds”), an open-ended management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended October 31, 2009, advisory fees paid were reduced by approximately $31,000 relating to the Fund’s investment in the Liquidity Funds.

A summary of the Fund’s transactions in shares of the affiliated issuer during the year ended October 31, 2009 is as follows:

Market Value October 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value October 31, 2009 (000)
$4,746	$647,088	$644,269	$129	$7,565

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009

Notes to Financial Statements (cont’d)

During the year ended October 31, 2009, the Fund made purchases and sales totaling approximately $920,336,000 and $1,120,454,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the year ended October 31, 2009, the Fund incurred no brokerage commissions with Morgan Stanley & Co., Incorporated, an affiliated broker/dealer.

H.  Credit Facility: The Fund will use the proceeds from the use of leverage to purchase additional securities consistent with the Fund’s investment objectives, policies and strategies. The Fund has engaged JPMorgan Securities Inc. to arrange a syndicate of lenders to provide a revolving line of credit facility in the amount of $375,000,000. Pursuant to the agreement among the parties, JPMorgan Chase Bank, N.A., as lender (the “Lender”) has agreed to commit up to $75,000,000 of the facility amount. The facility is expected to have the following terms and conditions, among others: The term of the facility is 364 days, which term may be extended under certain conditions. The loans under the facility will bear interest at a rate per annum, at the rate of LIBOR for the applicable interest period plus a spread. The loans will be secured by a fully perfected first priority lien on all of the assets of the Fund capable of being pledged. There will be a commitment fee on the unused portion of the facility in the amount of 0.20% of the average daily unused portion of the credit facility. Effective April 30, 2009 the credit facility has been amended. The Fund has engaged JPMorgan Securities Inc. to arrange a syndicate of lenders to provide a revolving line of credit facility in the amount of $275,000,000. Pursuant to the agreement among the parties, JPMorgan Chase Bank, N.A. has agreed to commit up to $55,000,000. The loans under the facility will bear interest at a rate per annum, at the rate of LIBOR for the applicable interest period plus a spread. The loans will be secured by a fully perfected first priority lien on all of the assets of the Fund capable of being pledged. There will be a commitment fee on the unused portion of the facility in the amount of 0.50% of the average daily unused portion of the credit facility. The average borrowings and interest rate for the year ended October 31, 2009 were approximately $232,240,000 and 2.61%, respectively, during a period of 365 days. During the same period, the Fund incurred approximately $6,242,000 in interest expense associated with the outstanding balances.

I.  Other: On June 20, 2007, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares trade from their net asset value. For the year ended October 31, 2009, the Fund repurchased 853,200 of its shares at an average discount of 24.84% from the net asset value per share. Since the inception of the program, the Fund has repurchased 886,200 of its shares at an average discount of 23.87% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On September 18, 2009, the Officers of the Fund, pursuant to authority granted by the Directors, declared a distribution of $0.25 per share, derived from net investment income, payable on October 15, 2009 to stockholders of record on September 30, 2009.

J.  Supplemental Proxy Information (unaudited): On June 17, 2009 , an annual meeting of the Fund’s stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withheld
Michael Bozic	60,875,382	3,207,404
Michael E. Klein	61,006,080	3,076,706
W. Allen Reed	60,931,285	3,151,501

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009

Notes to Financial Statements (cont’d)

For More Information About Portfolio Holdings (unaudited)

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the SEC on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1-(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling toll free 1-(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record (unaudited)

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1-(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC’s web site at www.sec.gov.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Emerging Markets Domestic Debt Fund, Inc., (the “Fund”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. at October 31, 2009, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 21, 2009

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009 (unaudited)

Portfolio Management

The Fund is managed within the Emerging Markets Debt team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Eric J. Baurmeister, Federico L. Kaune and Abigail L. McKenna, each a Managing Director of the Adviser. Mr. Baurmeister has been associated with the Adviser in an investment management capacity since 1997 and began managing the Fund at its inception. Ms. McKenna has been associated with the Adviser in an investment management capacity since 1996 and began managing the Fund at its inception. Mr. Kaune has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund at its inception.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009 (unaudited)

Revised Investment Policy

The Fund has amended and restated its policy on derivatives to permit it to invest in the derivative investments discussed below.

The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Options. If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such as a security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Fund. If a Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009 (unaudited)

Revised Investment Policy (cont’d)

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund’s use of swaps may include those based on the credit of an underlying security and commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

Structured Investments. The Fund also may invest a portion of its assets in structured notes and other types of structured investments. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Foreign Currency Forward Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009 (unaudited)

Revised Investment Policy (cont’d)

to establish an active exposure to the exchange rate between any two currencies. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009 (unaudited)

Dividend Reinvestment Plan

Pursuant to the Dividend Reinvestment Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares.

Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1-(800) 231-2608

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009 (unaudited)

U.S. Privacy Policy

An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of certain Morgan Stanley closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•                  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•                  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•                  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•                  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009 (unaudited)

U.S. Privacy Policy (cont’d)

•                  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a.  Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009 (unaudited)

U.S. Privacy Policy (cont’d)

eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•                  Calling us at (800) 231-2608

Monday—Friday between 9a.m. and 6p.m. (EST)

•                  Writing to us at the following address:

Morgan Stanley Closed-End Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009 (unaudited)

U.S. Privacy Policy (cont’d)

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Closed-End Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

©2009 Morgan Stanley

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009 (unaudited)

Director and Officer Information

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors
Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.

				168	Director of Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				170	Director of various business organizations.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009 (unaudited)

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors
Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	168	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	170	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	171	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009 (unaudited)

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors
Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				168	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	170	None.

W. Allen Reed (62) † c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	168	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (77) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	171	Trustee and Director of certain investment companies in the JP Morgan Funds complex managed by JP Morgan Investment Management Inc.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009 (unaudited)

Director and Officer Information (cont’d)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	169	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**

The Fund Complex includes all funds advised by MS Investment Management that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MS Investment Management and Morgan Stanley AIP GP LP.

†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009 (unaudited)

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Mary E. Mullin (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

October 31, 2009 (unaudited)

Director and Officer Information (cont’d)

Executive Officers (cont’d):

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
James W. Garrett (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003

Head of Global Fund Administration for Morgan Stanley Investment Management; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

In accordance with Section 303A. 12(a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying as to compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on July 14, 2009.

The Fund’s Principal Executive Officer and Principal Financial Officer Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s N-CSR and are available on the Securities and Exchange Commission’s Website at http://www.sec.gov.

(This page has been left blank intentionally.)

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Directors
Michael E. Nugent	Kevin Klingert
Vice President
Frank L. Bowman
Stefanie V. Chang Yu
Michael Bozic	Vice President

Kathleen A. Dennis	James W. Garrett
Treasurer and Chief Financial Officer
James F. Higgins
Carsten Otto
Dr. Manuel H. Johnson	Chief Compliance Officer

Joseph J. Kearns	Mary E. Mullin
Secretary
Michael F. Klein

W. Allen Reed

Fergus Reid

Officers
Michael E. Nugent
Chairman of the Board and Director

Randy Takian
President and Principal Executive Officer

Investment Adviser and Administrator
Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

Stockholder Servicing Agent
Computershare Trust Company, N.A.
250 Royall Street
Canton, Massachusetts 02021

Legal Counsel
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call toll free 1-(800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2009 Morgan Stanley

MSIFEDDANN

IU09-05412I-Y10/09

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

1

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2009

	Registrant		Covered Entities(1)
Audit Fees	$86,800		N/A

Non-Audit Fees
Audit-Related Fees			$—
Tax Fees	$3,380	(3)	$109,924	(4)
All Other Fees			$143,725	(5)
Total Non-Audit Fees	$3,380		$253,649

Total	$90,180		$253,649

2008

	Registrant		Covered Entities(1)
Audit Fees	$86,800		N/A

Non-Audit Fees
Audit-Related Fees			$742,276	(2)
Tax Fees	$3,380	(3)	$99,522	(4)
All Other Fees			$205,436	(5)
Total Non-Audit Fees	$3,380		$1,047,234

Total	$90,180		$1,047,234

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report and advisory consulting work.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns.

(4) Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5) All Other Fees represent attestation services provided in connection with performance presentation standards and a compliance review project performed.

2

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit

(1)                                     This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

3

Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general

4

pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

5

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

6

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)            Not applicable.

(g)           See table above.

(h)           The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

7

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

February 27, 2009

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I.              POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies.  This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds--collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies.  MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”).  In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy.  In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors.  The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such

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recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs.  These problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions.  As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard.  ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.            GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein).  The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently.  However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard.  Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome).  We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A.            Routine Matters.      We generally support routine management proposals.  The following are examples of routine management proposals:

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•                  Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•                  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•                  Most proposals related to the conduct of the annual meeting, with the following exceptions.  We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.            Board of Directors.

1.     Election of directors: Votes on board nominees can involve balancing a variety of considerations. In balancing various factors in uncontested elections, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.               We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient.  We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE.  Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

i.                  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful,

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particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

ii.     We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.              Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.               We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty.  We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent.  We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.              We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test.  For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

e.               In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.  We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

f.                 We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

g.              We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

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h.              We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies).

2.                 Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge.  However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.                 Board independence:  We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.                 Board diversity:  We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

5.                 Majority voting:  We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.                 Proxy access:  We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

7.                 Proposals to elect all directors annually:  We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

8.                 Cumulative voting:  We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

9.                 Separation of Chairman and CEO positions:  We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the

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context for such a practice varies.  In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

10.           Director retirement age and term limits:  Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

11.           Proposals to limit directors’ liability and/or broaden indemnification of officers and directors.  Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, gross negligence or reckless disregard of their duties.

C.            Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.            Corporate transactions and proxy fights.  We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account.  Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection.  We also analyze proxy contests on a case-by-case basis.

E.             Changes in capital structure.

1.               We generally support the following:

•                  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•                  Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

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•                  Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•                  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•                  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•                  Management proposals to effect stock splits.

•                  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter.  Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•                  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.               We generally oppose the following (notwithstanding management support):

•                  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•                  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•                  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•                  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual

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company payout history and current circumstances.  For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.             Takeover Defenses and Shareholder Rights.

1.               Shareholder rights plans:  We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).  In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.               Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder.  In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.               Shareholder rights to call meetings:  We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.               Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis.  We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.               Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.               Bundled proposals:  We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G.            Auditors.      We generally support management proposals for selection or ratification of independent auditors.  However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees

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paid to the auditor for non-audit-related services are excessive.  Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.            Executive and Director Remuneration.

1.               We generally support the following:

•                  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.  Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•                  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context.  While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•                  Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•                  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.               We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.               Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay.  We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

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4.               Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices.  While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.               We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

6.     We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

7.               We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

8.               Management proposals effectively to re-price stock options are considered on a case-by-case basis.  Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

I.              Social, Political and Environmental Issues.  We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine likely financial impacts on shareholder value, balancing concerns on reputational and other risks that may be raised in a proposal against costs of implementation. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. While we support proposals that we believe will enhance useful disclosure, we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J.             Fund of Funds.  Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds.  If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

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III.           ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy.  The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”) or senior officer, consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”).  Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines.  The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.            Committee Procedures

The Committee meets at least annually to review and consider changes to the Policy. The Committee will appoint a subcommittee (the “Subcommittee”) to meet as needed between Committee meetings to address any outstanding issues relating to the Policy or its implementation.

The Subcommittee will meet on an ad hoc basis to (among other functions): (1) monitor and ratify “split voting” (i.e., allowing certain shares of the same issuer that are the

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subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes. The Committee or the Subcommittee are provided with reports on at least a monthly basis detailing specific key votes cast by CGT.

B.            Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.     The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.     The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.     Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.     If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.     If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

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3.     If the Research Providers’ recommendations differ, the CGT Director will refer the matter to the Subcommittee or a Special Committee to vote on the proposal, as appropriate.

The Special Committee shall be comprised of the CGT Director, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the CGT Director. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee.  In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.            Proxy Voting Reporting

The CGT will document in writing all Committee, Subcommittee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years.  To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures.  To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP.  A summary of

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decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.     Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.     Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B

The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund (“VK Fund”) sub advised by Avenue Europe International Management, L.P. (“Avenue”).  (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM’s Policy.)

1.             Generally:  With respect to Avenue’s portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting.  The Adviser’s involvement in the voting process of Avenue’s portion

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of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies.  As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue’s portion of the Fund.

2.             Voting Guidelines:  All proxies, with respect to Avenue’s portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval.  The VK Board or its subcommittee will timely communicate to MSIM’s Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board’s authority.

3.             Administration:  The VK Board or its subcommittee will meet on an adhoc basis as may be required from time to time to review proxies that require its review and determination.  The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK Fund, or its designee(s), for a period of at least 6 years.  If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

FUND MANAGEMENT

PORTFOLIO MANAGEMENT.  As of the date of this report, the Fund is managed by members of the Emerging Markets Debt team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Abigail McKenna, Eric J. Baurmeister and Federico L. Kaune, each a Managing Director of the Adviser.

Ms. McKenna has been associated with the Adviser in an investment management capacity since August 1996 and began managing the Fund at its inception.  Mr. Baurmeister has been associated with the Adviser in an investment management capacity since October 1997 and began managing the Fund at its inception.  Mr. Kaune has been associated with the Adviser in an investment management capacity since April 2003 and began managing the Fund at its inception.  Ms. McKenna, Mr. Baurmeister and Mr. Kaune are co-portfolio managers.  Certain other members of the team collaborate to manage the assets of the Fund, but are not primarily responsible for the day-to-day management of the Fund.

The composition of the team may change from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of October 31, 2009:

Ms. McKenna managed nine registered investment companies with a total of approximately $2.0 billion in assets; 22 pooled investment vehicles other than registered investment companies with a total of approximately $2.3 billion in assets; and ten other accounts with a total of approximately $2.1 billion in assets.

Mr. Baurmeister managed nine registered investment companies with a total of approximately $2.0 billion in assets; 22 pooled investment vehicles other than registered investment companies with a total of approximately $2.3 billion in assets; and ten other accounts with a total of approximately $2.1 billion in assets.

Mr. Kaune managed nine registered investment companies with a total of approximately $2.0 billion in assets; 22 pooled investment vehicles other than registered investment companies with a total of approximately $2.3 billion in assets; and ten other accounts with a total of approximately $2.1 billion in assets.

Because the portfolio managers manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans.  The portfolio managers may have an incentive to favor these accounts over others.  If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.  The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

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PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•           Cash Bonus.

•           Morgan Stanley’s Long Term Incentive Compensation awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•           Investment Management Alignment Plan (IMAP) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.  For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Adviser or its affiliates.

•           Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•           Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•           Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•           Contribution to the business objectives of the Adviser.

•           The dollar amount of assets managed by the portfolio manager.

•           Market compensation survey research by independent third parties.

•           Other qualitative factors, such as contributions to client objectives.

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•           Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of October 31, 2009, the portfolio managers do not own any shares of the Fund.

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Item 9. Closed-End Fund Repurchases

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.*

			TOTAL NUMBER	MAXIMUM NUMBER
			OF SHARES	OF SHARES THAT
			PURCHASED AS	MAY YET BE
	TOTAL NUMBER	AVERAGE	PART OF PUBLICLY	PURCHASED UNDER
	OF SHARES	PRICE PAID	ANNOUNCED PLANS	THE PLANS
Period	PURCHASED	PER SHARE	OR PROGRAMS	OR PROGRAMS
May	—	—	—	Unlimited
June	—	—	—	Unlimited
July	—	—	—	Unlimited
August	—	—	—	Unlimited
September	—	—	—	Unlimited
October	—	—	—	Unlimited

*  The Share Repurchase Program commenced on 6/20/2007.

The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
December 17, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
December 17, 2009

/s/ James Garrett
James Garrett
Principal Financial Officer
December 17, 2009